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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-03519) of SIBIA Neurosciences, Inc. of our report dated February 19, 1999 appearing on page F-2 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
March 29, 1999